Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common units beneficially owned by each of them, of Chesapeake Midstream Partners, L.P. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 25th day of June, 2012.

GLOBAL INFRASTRUCTURE INVESTORS II, LLC

by:	/s/ Mark Levitt
Name:	Mark Levitt
Title:	Secretary

GLOBAL INFRASTRUCTURE GP II, L.P.

by:	Global Infrastructure Investors II, LLC, its general partner

by:	/s/ Mark Levitt
Name:	Mark Levitt
Title:	Secretary

GIP II EAGLE ACQUISITION HOLDINGS GP, LLC

by:	Global Infrastructure GP II, L.P., its managing member
by:	Global Infrastructure Investors II, LLC, its general partner

by:	/s/ Mark Levitt
Name:	Mark Levitt
Title:	Secretary

GIP II EAGLE HOLDINGS PARTNERSHIP, L.P.

by:	GIP II Eagle Acquisition Holdings GP, LLC, its general partner
by:	Global Infrastructure GP II, L.P., its managing member
by:	Global Infrastructure Investors II, LLC, its general partner

by:	/s/ Mark Levitt
Name:	Mark Levitt
Title:	Secretary

GIP II EAGLE 1 HOLDING, L.P.

by:	GIP II Eagle 1 Holding GP, LLC, its general partner

by:	/s/ Mark Levitt
Name:	Mark Levitt
Title:	Manager

GIP II EAGLE 2 HOLDING, L.P.

by:	GIP II Eagle 2 Holding GP, LLC, its general partner

by:	/s/ Mark Levitt
Name:	Mark Levitt
Title:	Manager

GIP II EAGLE 3 HOLDING, L.P.

by:	GIP II Eagle 3 Holding GP, LLC, its general partner

by:	/s/ Mark Levitt
Name:	Mark Levitt
Title:	Manager

GIP II EAGLE 4 HOLDING, L.P.

by:	GIP II Eagle 4 Holding GP, LLC, its general partner

by:	/s/ Mark Levitt
Name:	Mark Levitt
Title:	Manager